UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2010

ALLIED MOTION TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-04041	84-0518115
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

23 Inverness Way East, Suite. 150, Englewood, CO, 80112

(Address of Principal Executive Offices, including zip code)

303-799-8520

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Allied Motion Technologies Inc. (the “Company”) on January 6, 2011 related to the purchase of Östergrens Elmotor AB (“Östergrens”).  This amendment provides audited historical financial statements of Östergrens and incorporates certain Pro Forma financial information as required under Item 9.01 (as described thereunder).

Item 9.01.              Financial Statements and Exhibits

a)                     Financial Statements of Business Acquired

Audited consolidated financial statements of Östergrens as of and for the year ended December 30, 2010 and related Reports of Independent Auditors thereon are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

b)                    Pro forma Financial Information

The pro forma financial information of the Company for the fiscal year ended December 31, 2010 is incorporated herein by reference to Note 13 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report of Form 10-K for the year ended December 31, 2010.

d)                    Exhibits

23            Consent of Ehrhardt Keefe Steiner & Hottmann PC (filed herewith).

99.1         Audited consolidated financial statements of Östergrens Elmotor AB as of and for the year ended December 30, 2010 and related Report of Independent Auditors thereon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       April 21, 2011

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/ Richard D. Smith
Richard D. Smith
Executive Chairman and Chief Financial Officer